                                                                                                                       EXHIBIT 4.1.3

NUMBER                                                                                                                       SHARES
                                                                                                                          4,000,000

                                                 NEXTLINK COMMUNICATIONS, INC.

INCORPORATED UNDER THE LAWS OF THE           6 1/2% CONVERTIBLE PREFERRED STOCK                   CUSIP No. 65333H806
     STATE OF WASHINGTON                  (LIQUIDATION PREFERENCE $50.00 PER SHARE)


       THE RIGHTS, PREFERENCES AND LIMITATIONS OF THE CONVERTIBLE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE ARE DETERMINED BY
THE CERTIFICATE OF DESIGNATION ESTABLISHING THE RIGHTS, PREFERENCES AND LIMITATIONS OF THIS CLASS OF SHARES, WHICH WAS APPROVED BY
THE BOARD OF DIRECTORS OF THE CORPORATION AND FILED WITH THE SECRETARY OF STATE OF THE STATE OF WASHINGTON. A COPY OF THE
CERTIFICATE OF DESIGNATION IS AVAILABLE FROM THE CORPORATION WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST.

                        This
                        CERTIFIES
                        that

                        is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE 6 1/2% CONVERTIBLE PREFERRED STOCK (LIQUIDATION PREFERENCE $50.00 PER SHARE) OF

                                                    NEXTLINK COMMUNICATIONS, INC.

transferable on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

       IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by its duly authorized officers.

Dated:  March 31, 1998                                                          COUNTERSIGNED AND REGISTERED:

                                                                                AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                  as TRANSFER AGENT AND REGISTRAR

           SECRETARY                               VICE PRESIDENT

           /s/ R. Bruce Easter, Jr.                /s/ Kathleen H. Iskra                       AUTHORIZED SIGNATURE

                                                    NEXTLINK COMMUNICATIONS, INC.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD,
PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER
WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED
INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903
OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT
PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND
IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

       The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM - as tenants in common                UNIF GIFT MIN ACT -          ...................Custodian...................
TEN ENT - as tenants by the  entireties                                    (Cust)                                 (Minor)
JT TEN - as joint tenants with right of                                    Under Uniform Gifts to Minors
 survivorship and not as tenants in common                                 Act............................................
                                                                                                   (State)



                              Additional abbreviations may also be used though not in the above list.
            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------------------------------

---------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------------------------
                                                                                        shares
----------------------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                        Attorney
----------------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------------------------------
                                                            X
                                                             ----------------------------------------

                                           NOTICE:           THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                                                             WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                             ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

            In presence of

X
 ---------------------------------------